UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

EMBASSY

The Ambassador Fund

(Ticker Symbol: EMPIX)

The Diplomat Fund

(Ticker Symbol: EMWIX)

ANNUAL REPORT

October 31, 2023

Embassy Asset Management Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letters	1
Fund Performance	6
Schedule of Investments	8
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	39
Supplemental Information	41
Expense Examples	49

This report and the financial statements contained herein are provided for the general information of the shareholders of the Embassy Asset Management Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.embassyfunds.com

October 31, 2023

The Ambassador Fund focuses on insurance-linked securities (ILS). These securities are linked to the occurrence and severity of various insurable catastrophes such as hurricanes and earthquakes. ILS are often sponsored by insurance and re-insurance companies as a way for these companies to diversify their insurance and reinsurance capital bases. They are structured to create minimal credit and duration risk. Purchasers of these securities are essentially selling reinsurance to the reinsurance companies. Certain forms of ILS, such as catastrophe bonds (cat bonds) are traded in the secondary market, while others, such as industry loss warranties and quota shares are non-tradeable, and are referred to generally as private ILS.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-771-7731.

Most cat bonds are issued under SEC Rule 144A and investors in these securities must qualify as Qualified Institutional Buyers (QIBs) to purchase them1. The Ambassador Fund achieved QIB status in mid-March 2023 and began investing in cat bonds shortly thereafter. The Fund was fully invested by the end of April 2023. The Ambassador Fund had a net return of 11.94% for the period from October 31, 2022 through October 31, 2023. The Swiss Re Global Cat Bond Total Return Index2 (the Index) returned 21.52%3 over the same period. The Ambassador Fund underperformed the Index in fiscal year 2023 because it was only invested in cat bonds for the last 6 months of the fiscal year.

In our opinion, market conditions for cat bonds remain very attractive. Recent natural catastrophe activity has caused pricing to improve. In addition, we believe cat bond issuance will continue to increase as reinsurers seek alternative sources of capital.

As of October 31, 2023, the fund had approximately $127.5 MM in net assets. The portfolio consisted of over 60 cat bonds from a variety of issuers, as well as other ILS securities and a small position in US Treasury Bills.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Index performance is not illustrative of Fund performance. The Fund is newly organized and has limited operating history.

[1]	Cat Bonds and some other insurance-linked securities in which the Fund seeks to invest substantially all of its assets are typically only available to “qualified institutional buyers” (or “QIBs”), as defined in Rule 144A under the 1933 Act. To qualify as a QIB, the Fund generally must have at least $100 million in assets or qualify under another provision of the QIB definition under Rule 144A. The Fund may fail to qualify as a QIB at some point in the future. For any period during which the Fund does not qualify as a QIB, it will not be able to purchase Cat Bonds or other insurance-linked securities under Rule 144A, which may prevent the Fund from achieving its investment objective.
[2]	The Swiss Re Global Cat Bond Total Return Index (Bloomberg: SRGLTRR <Index>) is a market value-weighted basket of natural catastrophe bonds tracked by Swiss Re Capital Markets, calculated on a weekly basis.
[3]	The Swiss Re Global Cat Bond Total Return Index does not have any fees or expenses. One cannot invest directly in an index.

Adviser makes no warranties or representations of any kind relating to the accuracy, completeness, or timeliness of the data provided. All market prices, data and other information may not be audited information.   All information is subject to change.

The performance quoted represents past performance and does not guarantee future results. The performance shown assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted. Additional brokerage commissions will further reduce returns. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted.

Index returns are for illustrative purposes. The indices presented are unmanaged, and you can’t invest directly in an index. SRGLTRR index returns do not reflect any management fees, transaction costs or expenses. Past performance does not guarantee future results. The Swiss Re Global Cat Bond Total Return Index (Bloomberg: SRGLTRR <Index>) is a market value-weighted basket of natural catastrophe bonds tracked by Swiss Re Capital Markets, calculated on a weekly basis. The Fund achieved QIB status in March 2023. In the current fiscal year ended October 31, 2023, prior to March 2023, the Fund invested in different securities than those tracked by SRGLTRR because of the aforementioned QIB issue. When the Fund achieved QIB status in March 2023, the Fund’s portfolio included a subset of the securities tracked by SRGLTRR. The volatility of the index may be materially different from the individual performance attained by a specific investor. In addition, your holdings may differ significantly from the securities that comprise the indices.  The indices have not been selected to represent an appropriate benchmark to compare an investors’ performance, but rather are disclosed to allow for comparison of the investors’ performance to that of well-known and widely recognized indices.

Mutual fund investing involves risk; Principal loss is possible. The principal risk of an investment in an insurance-linked security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, earthquake, or a tornado of a particular severity that causes a threshold level of insured loss in a designated geographic area; or (ii) certain non-natural events) will occur and the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the Fund’s portfolio, the Fund could suffer substantial losses and an investor may lose money. A majority of the Fund’s assets will typically be invested in insurance-linked securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur, and, because of this uncertainty, insurance-linked securities carry a high degree of risk. The Fund may have exposure, without limitation, to insurance-linked securities that are rated below investment grade or that are unrated but are judged by the Sub-Advisor to be of comparable quality. Cat Bonds carry significant uncertainties and major risk exposures to adverse conditions. Because Cat Bonds cover “catastrophe” events that, if they occur, will result in significant losses, they carry a high degree of risk of loss.

Any third-party information contained herein has been obtained from sources believed to be reliable; however, no assurance can be given that all external information is correct. All market prices, data and other information are not warranted as to completeness or accuracy, may not be audited information and are subject to change without notice.

Statements in this commentary that are not historical facts are forward-looking statements based on the investment team’s current expectations and assumptions of economic and other future conditions and forecasts of future events, circumstance, and results. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

The forecasts and opinions in this piece are provided for informational purposes only and may not actually come to pass. The views and opinions expressed above are those of the portfolio management team at the time of writing and are subject to market, economic and other conditions that may change at any time, and, therefore, actual results may differ materially from those expected. They should not be construed as recommendations to buy or sell securities in the asset classes discussed. The financial instruments described may not be suitable for all investors. All investments contain associated inherent risks including possible loss of principal.

The analysis provided should not be relied upon as the sole factor in an investment decision, but as illustrations of broader economic themes. We assume no obligation to update any forward-looking statement made by us as a result of new information, future events or other factors.

This material does not constitute a recommendation to the suitability of any product or security and does not constitute an offer to buy or sell any financial instrument or to participate in any trading strategy. All data presented is as of October 31, 2023 unless otherwise stated.

IMST Distributors, LLC, distributor.

October 31, 2023

The Diplomat Fund (“Fund”) seeks to provide total return. The Fund is invested in a portfolio of 7-10y U.S. Treasury Notes, overlaid with long or short interest rate futures contracts. The Fund is for long-term investors only.

The Diplomat Fund is guided by a proprietary quantitative model that consists of a combination of macroeconomic, valuation and technical factors used to predict the direction and magnitude of U.S. interest rate movements over an approximately 30-day period. The core of the Fund’s portfolio is US Treasury Notes with maturities of 7 -10 years. Based on the model’s output, the Fund invests in US Treasury futures to increase or decrease the Fund’s total duration to a target level of duration generated by the model. By using interest rate futures contracts to actively manage total duration, the Fund attempts to outperform a passively managed portfolio of 7-10 year Treasury Notes, in the long run.

The Diplomat Fund had a net return of 3.19% for the period from October 31, 2022 through October 31, 2023. This compares favorably to the ICE Data Services 7-10 Year Treasury Index, which returned -2.39% over the same period. During the year, the model correctly predicted the direction of bond yields 7 of 12 times. The relevant period has seen historic volatility in bond yields as the market digested the Fed’s rate hiking cycle and assessed various geopolitical events as well as the likelihood of a recession in the US and abroad. The Fund’s annualized outperformance was 5.58% during the relevant period which is attributable to the futures overlay.

While the Fund is still new, Embassy believes this result is evidence that managing the duration of a portfolio of 7-10 year US Treasury securities with a treasury futures overlay can provide attractive risk adjusted returns when compared to holding the US Treasury position alone.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-771-7731.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. The Fund is newly organized and has limited operating history. There can be no guarantee that any strategy will be successful.

Mutual fund investing involves risk; Principal loss is possible. The Fund invests in U.S. Treasury Securities, generally with maturities of 7 to 10 years and in interest rate futures. The Fund is managed based on a proprietary quantitative model that consists of a combination of macroeconomic, valuation and technical factors. Based on the model’s output (i.e., its predicted interest rate moves), the Fund’s duration is increased or decreased. A principal risk in the Fund is that interest rates rise in a period where the model has predicted interest rates to fall, thereby causing a decrease in the value of the U.S. Treasury Securities and a decrease in the value of the interest rate futures positions. In that case the Fund may lose principal as the futures positions are closed out.

The Fund invests in derivatives, including futures contracts, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

Derivatives Risk. The Fund uses futures contracts, which are a type of derivative contract. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or an asset, rate or, in the case of the Fund, a specified benchmark – the 10-year U.S. Treasury Note. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.

On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940 (the “1940 Act”) which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for the use of derivatives by registered investment companies, like the Fund. To the extent the Fund uses derivatives, complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The regulation of the use of derivatives in the United States is a changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

Futures Contracts Risk. There may be an imperfect correlation between the changes in market value of the securities or other underlying assets held by the Fund and the prices of futures contracts. When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Any third-party information contained herein has been obtained from sources believed to be reliable; however, no assurance can be given that all external information is correct. All market prices, data and other information are not warranted as to completeness or accuracy, may not be audited information and are subject to change without notice.

Statements in this commentary that are not historical facts are forward-looking statements based on the investment team’s current expectations and assumptions of economic and other future conditions and forecasts of future events, circumstance, and results. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

The forecasts and opinions in this piece are provided for informational purposes only and may not actually come to pass. The views and opinions expressed above are those of the portfolio management team at the time of writing and are subject to market, economic and other conditions that may change at any time, and, therefore, actual results may differ materially from those expected. They should not be construed as recommendations to buy or sell securities in the asset classes discussed. The financial instruments described may not be suitable for all investors. All investments contain associated inherent risks including possible loss of principal.

The analysis provided should not be relied upon as the sole factor in an investment decision, but as illustrations of broader economic themes. We assume no obligation to update any forward-looking statement made by us as a result of new information, future events or other factors.

This material does not constitute a recommendation to the suitability of any product or security and does not constitute an offer to buy or sell any financial instrument or to participate in any trading strategy. All data presented is as of October 31, 2023 unless otherwise stated.

IMST Distributors, LLC, distributor.

The Ambassador Fund

FUND PERFORMANCE at October 31, 2023 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at is inception, with a similar investment in the Swiss Re Global Cat Bond Index. Results include the reinvestment of all dividends and capital gains.

The Swiss Re Global Cat Bond Index tracks the aggregate performance of all USD, EUR, and JPY denominated cat bonds, capturing all ratings, perils and triggers. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2023	1 Year	Since Inception	Inception Date
The Ambassador Fund	11.94%	5.28%	12/29/21
Swiss Re Global Cat Bond Index	21.52%	7.87%	12/29/21

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 771-7731.

Gross and net expense ratio for the Fund were 2.56% and 1.42%, respectively, which were the amounts stated in the current prospectus dated March 1, 2023. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Diplomat Fund

FUND PERFORMANCE at October 31, 2023 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the ICE U.S. Treasury 7-10 Year Bond Index. Results include the reinvestment of all dividends and capital gains.

The ICE U.S. Treasury 7-10 Year Bond Index is part of a series of indices intended to assess the U.S. Treasury market. The Index is market value weighted and is designed to measure the performance of U.S. dollar-denominated, fixed rate securities with minimum term to maturity greater than seven years and less than or equal to ten years. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2023	1 Year	Since Inception	Inception Date
The Diplomat Fund	3.19%	0.27%	9/13/22
ICE U.S. Treasury 7-10 Year Bond Index	-2.39%	-5.90%	9/13/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 771-7731.

Gross and net expense ratios for the Fund were 1.06% and 1.00%, respectively, which were stated in the current prospectus dated March 1, 2023. For the Fund’s current period expense ratios, please refer to the Financial Highlights of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund. This agreement is in effect until February 29, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Ambassador Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2023

Principal Amount[1]		Value
	EVENT LINKED BONDS — 87.3%
	EUROPE — 4.7%
	WINDSTORM — 4.7%
3,750,000	Eiffel Re Ltd. 3-Month Euribor + 325.00 basis points, 1/19/2027[2,3]	$3,940,853
2,000,000	Randolph Re 6/15/2024[3]	2,012,062
		5,952,915
	GLOBAL — 20.7%
	MULTI-PERIL — 20.7%
3,500,000	2001 Cat RE Ltd. 3-Month U.S. Treasury Bill + 1,266.00 basis points, 1/8/2024[2,3]	3,489,500
	Bowline Re Ltd. Series 2022-1
500,000	3-Month U.S. Treasury Bill + 775.00 basis points, 5/23/2025[2,3]	505,600
3,500,000	3-Month U.S. Treasury Bill + 1,618.00 basis points, 5/23/2025[2,3,4]	3,594,500
4,250,000	Hypatia Ltd. 3-Month U.S. Treasury Bill + 950.00 basis points, 4/8/2026[2,3]	4,385,575
	Kilimanjaro III Re Ltd.
1,425,000	3-Month U.S. Treasury Bill + 991.00 basis points, 12/19/2024[2,3,4]	1,429,275
1,250,000	3-Month U.S. Treasury Bill + 456.00 basis points, 4/21/2025[2,3,4]	1,229,875
1,000,000	3-Month U.S. Treasury Bill + 525.00 basis points, 6/25/2025[2,3]	1,000,500
250,000	3-Month U.S. Treasury Bill + 456.00 basis points, 4/20/2026[2,3,4]	239,900
3,625,000	Matterhorn Re Ltd. SOFR Rate + 525.00 basis points, 3/24/2025[2,3]	3,534,375
1,750,000	Montoya Re Ltd. 1-Month U.S. Treasury Bill + 675.00 basis points, 4/7/2025[2,3,4]	1,761,025
	Mystic Re IV Ltd.
250,000	3-Month U.S. Treasury Bill + 613.00 basis points, 1/8/2025[2,3,4]	242,125
1,050,000	3-Month U.S. Treasury Bill + 925.00 basis points, 1/8/2026[2,3,4]	1,075,200
2,000,000	Sakura Re Ltd. 3-Month U.S. Treasury Bill + 225.00 basis points, 4/7/2025[2,3]	1,992,800
1,750,000	Vista RE Ltd. 3-Month U.S. Treasury Bill + 675.00 basis points, 5/21/2024[2,3,4]	1,748,250
250,000	Wrigley Re Ltd. 3-Month U.S. Treasury Bill + 650.00 basis points, 8/7/2026[2,3,4]	250,375
		26,478,875
	JAPAN — 6.7%
	EARTHQUAKE — 3.9%
	Nakama Re Ltd.
1,000,000	3-Month U.S. Treasury Bill + 220.00 basis points, 1/14/2025[2,3]	997,100
2,000,000	3-Month Term SOFR + 250.00 basis points, 5/9/2028[2,3]	1,989,800
2,000,000	Nakama Re Pte Ltd. 3-Month U.S. Treasury Bill + 205.00 basis points, 10/13/2026[2,3]	1,981,000
		4,967,900

The Ambassador Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

Principal Amount[1]		Value
	TYPHOON — 2.8%
3,650,000	Tomoni Re Pte Ltd. 3-Month U.S. Treasury Bill + 200.00 basis points, 4/7/2026[2,3]	$3,595,615
		8,563,515
	UNITED STATES — 55.2%
	EARTHQUAKE — 10.5%
500,000	Logistics Re Ltd. 3-Month U.S. Treasury Bill + 388.00 basis points, 12/20/2024[2,3]	490,550
500,000	Sierra Ltd. 3-Month U.S. Treasury Bill + 270.00 basis points, 1/31/2024[2,3,4]	495,750
1,500,000	Torrey Pines Re Ltd. 3-Month U.S. Treasury Bill + 500.00 basis points, 6/5/2026[2,3,4]	1,512,450
	Ursa Re II Ltd.
4,500,000	3-Month U.S. Treasury Bill + 394.00 basis points, 12/7/2023[2,3]	4,486,500
500,000	3-Month U.S. Treasury Bill + 700.00 basis points, 12/6/2025[2,3,4]	518,150
4,000,000	Ursa Re Ltd. 3-Month U.S. Treasury Bill + 550.00 basis points, 12/6/2025[2,3,4]	4,033,600
1,500,000	Veraison Re Ltd. 1-Month U.S. Treasury Bill + 650.00 basis points, 3/9/2026[3,5]	1,579,800
250,000	Wrigley Re Ltd. 3-Month U.S. Treasury Bill + 700.00 basis points, 8/7/2026[2,3,4]	253,000
		13,369,800
	MULTI-PERIL — 15.1%
250,000	Aquila Re I Ltd. 3-Month U.S. Treasury Bill + 525.00 basis points, 6/8/2026[2,3,4]	253,450
750,000	Finca RE Ltd. 3-Month U.S. Treasury Bill + 775.00 basis points, 6/6/2025[2,3,4]	771,375
	Herbie Re Ltd.
250,000	3-Month U.S. Treasury Bill + 930.00 basis points, 7/8/2024[2,3,4]	253,500
6,175,000	3-Month U.S. Treasury Bill + 673.00 basis points, 1/8/2025[2,3,4]	6,057,675
1,000,000	3-Month U.S. Treasury Bill + 972.00 basis points, 1/8/2025[2,3,4]	995,800
250,000	Long Point Re IV Ltd. 3-Month U.S. Treasury Bill + 425.00 basis points, 6/1/2026[2,3,4]	248,625
750,000	Matterhorn Re Ltd. SOFR Rate + 575.00 basis points, 12/8/2025[2,3]	691,800
250,000	Mayflower Re Ltd. 1-Month U.S. Treasury Bill + 450.00 basis points, 7/8/2026[2,3]	253,350
4,500,000	Merna Reinsurance II Ltd. 3-Month U.S. Treasury Bill + 775.00 basis points, 7/7/2026[2,3,6]	4,578,750
250,000	Residential Reinsurance 2020 Ltd. 3-Month U.S. Treasury Bill + 651.00 basis points, 12/6/2024[2,3]	247,425
1,000,000	Residential Reinsurance 2022 Ltd. 3-Month U.S. Treasury Bill + 400.00 basis points, 6/6/2026[2,3]	949,400
1,000,000	Sanders Re III Ltd. 3-Month U.S. Treasury Bill + 625.00 basis points, 4/7/2027[2,3]	1,004,600

The Ambassador Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

Principal Amount[1]		Value
	MULTI-PERIL (Continued)
2,035,000	Titania Re Ltd. 1-Month U.S. Treasury Bill + 650.00 basis points, 12/27/2024[2,3]	$1,973,340
1,000,000	Yosemite Re Ltd. 3-Month U.S. Treasury Bill + 997.80 basis points, 6/6/2025[2,3]	1,022,500
		19,301,590
	WINDSTORM — 29.6%
1,000,000	Alamo Re Ltd. 1-Month U.S. Treasury Bill + 850.00 basis points, 6/7/2026[2,3]	1,002,700
	Cape Lookout Re Ltd.
1,175,000	1-Month U.S. Treasury Bill + 370.00 basis points, 3/22/2024[2,3]	1,169,125
2,000,000	1-Month U.S. Treasury Bill + 650.00 basis points, 4/28/2026[2,3]	2,040,600
3,250,000	Catahoula II Re Pte Ltd. 1-Month U.S. Treasury Bill + 1,025.00 basis points, 6/16/2025[2,3]	3,250,000
2,000,000	Citrus Re Ltd. 3-Month U.S. Treasury Bill + 900.00 basis points, 6/7/2026[2,3,4]	2,017,200
1,500,000	Commonwealth RE Ltd. 3-Month U.S. Treasury Bill + 400.00 basis points, 7/8/2026[2,3,4]	1,519,950
3,750,000	Everglades Re II Ltd. 1-Month U.S. Treasury Bill, 1/16/2024[3]	3,637,500
750,000	Gateway Re II Ltd. 3-Month U.S. Treasury Bill + 950.00 basis points, 4/27/2026[2,3,4]	764,175
	Gateway Re Ltd.
500,000	3-Month U.S. Treasury Bill, 1/9/2024[3]	491,000
500,000	1-Month U.S. Treasury Bill + 1,300.00 basis points, 2/24/2026[2,3,4]	527,850
250,000	1-Month U.S. Treasury Bill + 1,000.00 basis points, 7/8/2026[2,3,4]	254,025
3,500,000	Hestia Re Ltd. 1-Month U.S. Treasury Bill + 975.00 basis points, 4/7/2026[2,3,4]	3,628,800
8,750,000	Lightning Re Series 3-Month U.S. Treasury Bill + 1,100.00 basis points, 3/31/2026[2,3,4]	9,177,000
1,000,000	Lower Ferry Re Ltd. 1-Month U.S. Treasury Bill + 425.00 basis points, 7/8/2026[2,3,4]	1,007,100
	Merna Reinsurance II Ltd.
1,500,000	3-Month U.S. Treasury Bill + 725.00 basis points, 7/7/2025[2,3]	1,518,000
500,000	3-Month U.S. Treasury Bill + 1,025.00 basis points, 7/7/2026[2,3]	520,750
5,125,000	Queen Street 2023 Re DAC 3-Month U.S. Treasury Bill + 750.00 basis points, 12/8/2025[2,3,4]	5,248,512
		37,774,287
		70,445,677
	TOTAL EVENT LINKED BONDS
	(Cost $110,284,395)	111,440,982

The Ambassador Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

Principal Amount[1]		Value
	PREFERRED NOTES — 6.5%
	UNITED STATES — 6.5%
	MULTI-PERIL — 6.5%
3,400,000	Consulate Re 2023-1A 3.792%, 1/5/2024[7,8]	$3,396,940
5,000,000	Consulate Re 2023-2A 5.166%, 6/5/2024[7,8]	4,964,500
		8,361,440
	TOTAL PREFERRED NOTES
	(Cost $8,361,520)	8,361,440

	U.S. TREASURY BILLS — 4.9%
	United States Treasury Bill
3,000,000	0.000%, 11/7/2023*	2,997,360
3,250,000	0.000%, 11/14/2023*	3,243,792
	TOTAL U.S. TREASURY BILLS
	(Cost $6,241,214)	6,241,152

Number of Shares
	SHORT-TERM INVESTMENTS — 3.9%
5,005,587	Fidelity Investments Money Market Government Portfolio - Institutional Class 5.16%[9]	5,005,587
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,005,586)	5,005,587
	TOTAL INVESTMENTS — 102.6%
	(Cost $129,892,715)	131,049,161
	Liabilities in Excess of Other Assets — 2.6%	(3,333,141)
	TOTAL NET ASSETS — 100.0%	$127,716,020

*	Non-income producing security.
[1]	Local currency.
[2]	Floating rate security. Floating rate security. Reference rates as of October 31, 2023 are as follows: 1-Month U.S. Treasury Bill 5.56%, 3-Month U.S. Treasury Bill 5.59%, Secured Overnight Financing Rate (SOFR) 5.35%, and 3-Month Term SOFR 5.34%. Actual reference rates may vary based on the reset date of the security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $111,440,982, which represents 87.3% of total net assets of the Fund.
[4]	Callable.
[5]	Variable rate security. Rate shown is the rate in effect as of October 31, 2023.
[6]	All or a portion of this security is segregated as collateral for forward contracts. The market value of the securities pledged as collateral was $2,238,500, which represents 1.8% of total net assets of the Fund.
[7]	Level 3 securities fair valued under procedures established by the Advisor, represents 6.5% of Total Net Assets. The total value of these securities is $8,361,440.
[8]	Restricted security, represents 6.5% of Total Net Assets. The total value of this security is $8,361,440. See Note 9.
[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

The Ambassador Fund

SUMMARY OF INVESTMENTS

As of October 31, 2023

Security Type/Geography/Peril	Percent of Total Net Assets
Event Linked Bonds
United States
Windstorm	29.6%
Multi-Peril	15.1%
Earthquake	10.5%
Total United States	55.2%
Global
Multi-Peril	20.7%
Total Global	20.7%
Japan
Earthquake	3.9%
Typhoon	2.8%
Total Japan	6.7%
Europe
Windstorm	4.7%
Total Europe	4.7%
Total Event Linked Bonds	87.3%
Preferred Notes	6.5%
U.S. Treasury Bills	4.9%
Short-Term Investments	3.9%
Total Investments	102.6%
Liabilities in Excess of Other Assets	(2.6)%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

The Ambassador Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Counterparty	Currency Exchange	Setlement Date	Currency Amount Sold	Value At Settlement Date	Value At October 31, 2023	Unrealized Appreciation (Depreciation)
Euro	UMB Bank NA	EUR per USD	6/14/2024	(3,750,000)	$(4,129,875)	$(4,012,670)	$117,205
Euro	UMB Bank NA	EUR per USD	11/22/2023	(1,848,000)	(2,011,548)	(1,957,201)	54,347
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(6,141,423)	$(5,969,871)	$171,552

EUR – Euro

See accompanying Notes to Financial Statements.

The Diplomat Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2023

Principal Amount		Value
	U.S. TREASURY BILLS — 1.0%
	United States Treasury Bill
$105,700	0.000%, 11/30/2023	$105,249
	TOTAL U.S. TREASURY BILLS
	(Cost $105,258)	105,249
	U.S. TREASURY NOTES — 94.4%
	United States Treasury Note
4,624,100	2.750%, 8/15/2032[1]	3,911,702
3,370,700	3.500%, 2/15/2033	3,017,302
836,000	3.375%, 5/15/2033	739,207
2,725,100	3.875%, 8/15/2033	2,508,370
	TOTAL U.S. TREASURY NOTES
	(Cost $11,048,274)	10,176,581

Number of Shares
	SHORT-TERM INVESTMENTS — 2.0%
220,901	Fidelity Investments Money Market Government Portfolio - Institutional Class 5.164%[2]	220,901
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $220,901)	220,901
	TOTAL INVESTMENTS — 97.4%
	(Cost $11,374,433)	10,502,731
	Other Assets in Excess of Liabilities — 2.6%	280,014
	TOTAL NET ASSETS — 100.0%	$10,782,745

[1]	All or a portion of this security is segregated as collateral for initial futures margin. The market value of the securities pledged as collateral was $356,563, which represents 3.3% of total net assets of the Fund.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

The Diplomat Fund

SUMMARY OF INVESTMENTS

As of October 31, 2023

Security Type/Sector	Percent of Total Net Assets
U.S. Treasury Notes	94.4%
U.S. Treasury Bills	1.0%
Short-Term Investments	2.0%
Total Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

The Diplomat Fund

SCHEDULE OF INVESTMENTS - Continued

As of October 31, 2023

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
(153)	U.S. 10 Year Treasury Note	December 2023	$(16,320,235)	$75,938
TOTAL FUTURES CONTRACTS			$(16,320,235)	$75,938

See accompanying Notes to Financial Statements.

Embassy Asset Management Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2023

	The Ambassador Fund	The Diplomat Fund
Assets:
Investments, at value (cost $129,892,715 and 11,374,433, respectively)	$131,049,161	$10,502,731
Cash	14,101	-
Cash deposited with brokers for futures contracts	-	137,996
Receivables:
Variation margin on futures contracts	-	75,938
Unrealized appreciation on forward foreign currency exchange contracts	171,552	-
Fund shares sold	244,155	-
Dividends and interest	908,655	88,858
Due from Advisor	-	6,175
Prepaid expenses	38,677	21,583
Total assets	132,426,301	10,833,281

Liabilities:
Payables:
Investment securities purchased	4,524,767	-
Fund shares redeemed	10,015	-
Advisory fees	111,810	-
Fund administration and fund accounting fees	10,286	6,978
Transfer agent fees and expenses	7,459	1,488
Auditing fees	15,818	16,000
Legal fees	5,569	6,779
Trustees' deferred compensation (Note 3)	5,567	3,152
Chief Compliance Officer fees	4,227	5,145
Trustees' fees and expenses	1,169	1,126
Custody fees	807	2,075
Commitment fees payable (Note 9)	-	275
Accrued other expenses	12,787	7,518
Total liabilities	4,710,281	50,536
Commitments and contingencies (Note 3)
Net Assets	$127,716,020	$10,782,745

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$124,570,884	$11,163,700
Total distributable earnings (accumulated deficit)	3,145,136	(380,955)
Net Assets	$127,716,020	$10,782,745

Shares of beneficial interest issued and outstanding	12,526,750	1,108,483
Offering and redemption price per share	$10.20	$9.73

See accompanying Notes to Financial Statements.

Embassy Asset Management Funds

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2023

	The Ambassador Fund	The Diplomat Fund
Investment income:
Interest	$8,156,711	$249,084
Total investment income	8,156,711	249,084

Expenses:
Advisory fees	905,151	60,987
Fund administration and accounting fees	77,907	43,904
Transfer agent fees and expenses	22,222	9,136
Interest expense on margin loan (Note 9)	156,521	-
Commitment fees (Note 9)	50,408	43,700
Legal fees	43,865	23,466
Registration fees	28,222	28,222
Chief Compliance Officer fees	23,000	25,600
Auditing fees	15,909	16,000
Miscellaneous	12,949	7,405
Trustees' fees and expenses	11,168	9,501
Shareholder reporting fees	10,757	10,829
Offering costs	7,216	9,095
Custody fees	7,081	5,099
Insurance fees	3,000	3,000
Total expenses	1,375,376	295,944
Advisory fees (waived)	(162,846)	(60,987)
Other expenses (absorbed)	-	(167,195)
Net expenses	1,212,530	67,762
Net investment income (loss)	6,944,181	181,322

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	227,275	510
Futures contracts	-	407,703
Foreign currency transactions	20,579	-
Net realized gain (loss)	247,854	408,213
Net change in unrealized appreciation (depreciation) on:
Investments	2,061,939	(787,055)
Futures contracts	-	60,688
Forward contracts	171,552	-
Foreign currency translations	(3)	-
Net change in unrealized appreciation (depreciation)	2,233,488	(726,367)
Net realized and unrealized gain (loss)	2,481,342	(318,154)

Net Increase (Decrease) in Net Assets from Operations	$9,425,523	$(136,832)

See accompanying Notes to Financial Statements.

The Ambassador Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$6,944,181	$353,373
Net realized gain (loss) on investments and foreign currency transactions	247,854	24,062
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,233,488	(905,493)
Net increase (decrease) in net assets resulting from operations	9,425,523	(528,058)
Distributions to Shareholders:
Total distributions to shareholders	(5,486,955)	(286,880)
Capital Transactions:
Net proceeds from shares sold	105,469,785	32,191,968
Reinvestment of distributions	5,303,400	286,880
Cost of shares redeemed	(14,432,203)	(4,227,440)
Net increase (decrease) in net assets from capital transactions	96,340,982	28,251,408
Total increase (decrease) in net assets	100,279,550	27,436,470
Net Assets:
Beginning of period	27,436,470	-
End of period	$127,716,020	$27,436,470
Capital Share Transactions:
Shares sold	10,618,893	3,220,934
Shares reinvested	532,607	29,333
Shares redeemed	(1,448,012)	(427,006)
Net increase (decrease) in capital share transactions	9,703,488	2,823,261

*	Commencement of operations on December 29, 2021.

See accompanying Notes to Financial Statements.

The Diplomat Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$181,322	$(1,134)
Net realized gain (loss) on investments and futures contracts	408,213	20,703
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(726,367)	(69,397)
Net increase (decrease) in net assets resulting from operations	(136,832)	(49,828)
Distributions to Shareholders:
Total distributions to shareholders	(196,460)	-
Capital Transactions:
Net proceeds from shares sold	10,364,483	1,789,010
Reinvestment of distributions	196,460	-
Cost of shares redeemed	(1,184,088)	-
Net increase (decrease) in net assets from capital transactions	9,376,855	1,789,010
Total increase (decrease) in net assets	9,043,563	1,739,182
Net Assets:
Beginning of period	1,739,182	-
End of period	$10,782,745	$1,739,182
Capital Share Transactions:
Shares sold	1,026,211	178,951
Shares reinvested	19,363	-
Shares redeemed	(116,042)	-
Net increase (decrease) in capital share transactions	929,532	178,951

*	Commencement of operations on September 13, 2022.

See accompanying Notes to Financial Statements.

The Ambassador Fund

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2023

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$9,425,523
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(158,760,674)
Sales of long-term investments	78,518,237
Purchases/Sales of short-term investments, net	(17,082,739)
Net amortization on investments	(2,148,190)
Net realized (gain) loss	(227,275)
Net change in unrealized appreciation/depreciation	(2,233,491)
(Increase) Decrease in Assets:
Dividends and interest	(761,191)
Prepaid expenses and other assets	9,802
Increase (Decrease) in Liabilities:
Investment securities purchased payable	2,542,059
Advisory fees payable	100,256
Accrued expenses	11,897
Total Cash flows provided by (used for) operating activities:	(90,605,786)

Cash flows provided by (used for) financing activities:
Proceeds from margin loan	23,000,000
Payments for margin loan	(23,000,000)
Proceeds from shares sold	105,225,630
Cost of shares redeemed	(14,422,188)
Dividends paid to shareholders, net of reinvestments	(183,555)
Total Cash flows provided by (used for) financing activities:	90,619,887

Net increase (decrease) in cash	14,101

Cash and cash equivalents:
Beginning cash balance	—
Total beginning cash and cash equivalents	—

Ending cash balance	14,101
Total ending cash and cash equivalents	$14,101
Non-cash financing activities from reinvestment of distributions	5,303,400
Interest payments on margin loan	156,521

See accompanying Notes to Financial Statements.

The Ambassador Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022*
Net asset value, beginning of period	$9.72	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.92	0.17
Net realized and unrealized gain (loss)	0.21	(0.35)
Total from investment operations	1.13	(0.18)

Less Distributions:
From net investment income	(0.64)	(0.10)
From net realized gain	(0.01)	-
Total distributions	(0.65)	(0.10)

Net asset value, end of period	$10.20	$9.72

Total return[2]	11.94%	(1.80)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$127,716	$27,436

Ratio of expenses to average net assets (including interest expense and commitment fees):
Before fees waived and expenses absorbed[4]	1.83%	2.54%[5]
After fees waived and expenses absorbed[4]	1.61%	1.29%[5,6]
Ratio of net investment income (loss) to average net assets (including interest expense and commitment fees):
Before fees waived and expenses absorbed	8.99%	0.76%[5]
After fees waived and expenses absorbed	9.21%	2.01%[5]

Portfolio turnover rate	145%	61%[3]

*	Commencement of operations on December 29, 2021.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	If interest expense had been excluded, the expense ratios would have been lowered by 0.21% for the year ended October 31, 2023. If commitment fees had been excluded, the expense ratios would have been lowered by 0.17% for the period ended October 31, 2022.
[5]	Annualized.
[6]	For the period December 29, 2021 through April 30, 2022, the Advisor has voluntarily agreed to waive all its fees and absorb operating expenses of the Fund. (See Note 3.)

See accompanying Notes to Financial Statements.

The Diplomat Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2023	For the Period Ended October 31, 2022*
Net asset value, beginning of period	$9.72	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.27	(0.01)
Net realized and unrealized gain (loss)	0.05	(0.27)
Total from investment operations	0.32	(0.28)

Less Distributions:
From net investment income	(0.23)	-
From net realized gain	(0.08)	-
Total distributions	(0.31)	-

Net asset value, end of period	$9.73	$9.72

Total return[2]	3.19%	(2.80)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,783	$1,739

Ratio of expenses to average net assets (including commitment fees):
Before fees waived and expenses absorbed	4.37%	19.44%[4,5]
After fees waived and expenses absorbed	1.00%	3.93%[4,5]
Ratio of net investment income (loss) to average net assets (including commitment fees):
Before fees waived and expenses absorbed	(0.69)%	(16.02)%[4]
After fees waived and expenses absorbed	2.68%	(0.51)%[4]

Portfolio turnover rate	6%	-%[3]

*	Commencement of operations on September 13, 2022.
[1]	Based on average shares outstanding during the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If commitment fees had been excluded, the expense ratios would have been lowered by 2.93% for the period ended October 31, 2022.

See accompanying Notes to Financial Statements.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2023

Note 1 – Organization

The Ambassador Fund is organized as a non-diversified series and The Diplomat Fund is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Ambassador Fund’s primary investment objective is to seek current income and pursues its investment objective by investing primarily in "catastrophe" or "cat" bonds ("Cat Bonds"). The Ambassador Fund commenced investment operations on December 29, 2021. The Diplomat Fund’s primary investment objective is to seek total return and pursues its investment objective by investing primarily in debt securities of the U.S. Government and interest rate futures contracts related to debt securities (“Interest Rate Futures”). The Diplomat Fund commenced investment operations on September 13, 2022.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value investments in open-end investment companies at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may had been taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The Ambassador Fund incurred offering costs of approximately $35,690, which were amortized over a one-year period from December 29, 2021 (commencement of operations).

The Diplomat Fund incurred offering costs of approximately $10,380, which were amortized over a one-year period from September 13, 2022 (commencement of operations).

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of October 31, 2023, and during all open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

(f) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(g) Insurance-Linked Securities Risk

The principal risk of an investment in an insurance-linked security is that a triggering event(s) (e.g., (i) natural events, such as hurricanes, earthquakes, tornadoes, pandemics, fires and floods; or (ii) certain non-natural events resulting from human activity such as commercial and industrial accidents or business interruptions), will occur and a Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. For example, major natural disasters or commercial and industrial accidents can result in significant losses and investors in insurance-linked securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent a Fund invests in insurance-linked securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund and a series of major triggering events affecting a large portion of the insurance-linked securities held by the Fund will result in substantial losses to the Fund. A majority of The Ambassador Fund’s assets will typically be invested in insurance-linked securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this uncertainty, insurance-linked securities carry a high degree of risk.

(h) Catastrophe Bonds

Catastrophe Bonds (“Cat Bonds”), a type of event-linked bond, carry significant uncertainties and major risk exposures to adverse conditions. If a trigger event occurs, as defined within the terms of a Cat Bond, a Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Because Cat Bonds cover “catastrophe” events that, if they occur, will result in significant losses, they carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating of a Cat Bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring, resulting in potential loss to a Fund. A majority of The Ambassador Fund's assets will typically be invested in Cat Bonds.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

(i) Futures Contracts

The Funds may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Funds intend primarily to invest in positions on U.S. Treasury Futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Funds may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Funds being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Funds.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Funds may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

(j) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Embassy Asset Management LP (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed by Fund in the table below. The Advisor has engaged Tangency Capital Investment Advisory Ltd. to manage The Ambassador Fund, and RichBrook Advisors, LP (the “Sub-Advisors”) to manage The Diplomat Fund, and pays the Sub-Advisors from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any Rule 12b-1 fees, shareholder servicing fees, interest on borrowings other than commitment fees associated with borrowing arrangements, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund. Prior to October 31, 2022, commitment fees were excluded from the agreement. This agreement is effective until February 29, 2024 for the Funds, and it may be terminated before that date only by the Trust's Board of Trustees. The table below contains the annual investment advisory fees and expense cap by Fund.

	Investment Advisory Fees	Total Limit on Annual Operating Expenses†
The Ambassador Fund	1.20%	1.40%
The Diplomat Fund	0.90%	1.00%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the year ended October 31, 2023, the Advisor waived a portion of its advisory fees and absorbed other expenses totaling $162,846 for The Ambassador Fund and $228,182 for The Diplomat Fund. The Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The potential recoverable amounts are noted as “Commitments and contingencies” as reported on the Statements of Assets and Liabilities. The Advisor may recapture all or a portion of this amount no later than October 31 of the years stated below:

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

	The Ambassador Fund	The Diplomat Fund
2025	$167,725	$34,755
2026	162,846	228,182
Total	$330,571	$262,937

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., (“UMB Bank”) an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2023, are reported on the Statements of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2023, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation (depreciation) and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2023, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At October 31, 2023, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

	The Ambassador Fund	The Diplomat Fund
Cost of investments	$129,892,715	$11,374,433

Gross unrealized appreciation	1,539,299	1,674
Gross unrealized depreciation	(382,853)	(873,376)

Net unrealized appreciation (depreciation)	$1,156,446	$(871,702)

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
The Ambassador Fund	$509	$(509)
The Diplomat Fund	(207)	207

The tax basis of the components of distributable earnings (accumulated deficit) at October 31, 2023 were as follows:

	The Ambassador Fund	The Diplomat Fund
Undistributed ordinary income	$1,994,260	$212,900
Undistributed long-term capital gains	-	280,999
Tax accumulated earnings	1,994,260	493,899

Unrealized appreciation (depreciation) on investments	1,156,443	(871,702)
Unrealized deferred compensation	(5,567)	(3,152)
Total distributable earnings (accumulated deficit)	$3,145,136	$(380,955)

The tax character of distributions paid by The Ambassador Fund and by The Diplomat Fund for the year ended October 31, 2023 and the periods ended October 31, 2022 were as follows:

	The Ambassador Fund
	October 31, 2023	October 31, 2022*
Distributions paid from:
Ordinary income	$5,486,955	$286,880
Net long-term capital gains	-	-
Total distributions paid	$5,486,955	$286,880

*	The Ambassador Fund commenced operations on December 29, 2021.

	The Diplomat Fund
	October 31, 2023	October 31, 2022^
Distributions paid from:
Ordinary income	$174,852	$-
Net long-term capital gains	21,608	-
Total distributions paid	$196,460	$-

^	The Diplomat Fund commenced operations on September 13, 2022.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

Note 5 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended October 31, 2023, were as follows:

Fund	Purchases	Sales
The Ambassador Fund	$158,760,674	$78,518,237
The Diplomat Fund	9,683,011	373,653

Note 6 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2023, in valuing the Funds’ assets carried at fair value:

The Ambassador Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Event Linked Bonds[1]	$-	$111,440,982	$-	$111,440,982
Preferred Notes	-	-	8,361,440	8,361,440
U.S. Treasury Bills	-	6,241,152	-	6,241,152
Short-Term Investments	5,005,587	-	-	5,005,587
Total Investments	$5,005,587	$117,682,134	$8,361,440	$131,049,161
Other Financial Instruments[2]
Forward Contracts	$-	$171,552	$-	$171,552
Total Assets	$5,005,587	$117,853,686	$8,361,440	$131,220,713

The Diplomat Fund	Level 1	Level 2	Level 3[3]	Total
Assets
Investments
U.S. Treasury Bills	$-	$105,249	$-	$105,249
U.S. Treasury Notes	-	10,176,581	-	10,176,581
Short-Term Investments	220,901	-	-	220,901
Total Investments	$220,901	$10,281,830	$-	$10,502,731
Other Financial Instruments[2]
Futures Contracts	$75,938	$-	$-	$75,938
Total Assets	$296,839	$10,281,830	$-	$10,578,669

[1]	For a detailed break-out of Event Linked Bonds by geography and peril, please refer to the Schedule of Investments.
[2]	Other financial instruments are derivative instruments such as futures contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
[3]	The Fund did not hold any Level 3 securities at period end.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value for The Ambassador Fund:

Preferred Notes
Balance as of October 31, 2022	$2,989,200
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total gains or losses for the period	-
Included in earnings (or changes in net assets)	878,990
Included in other comprehensive income	-
Net purchases	7,493,250
Net maturities	(3,000,000)
Balance as of October 31, 2023	$8,361,440
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$(145)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2023 for The Ambassador Fund.

Asset Class	Fair Value at Period End	Valuation Technique(s)	Unobservable Input(s)	Range of Input(s)	Weighted Average of Input(s)	Impact to Valuation from an Increase in Input(s)[1]
Preferred Notes	$ 8,361,440	Insurance industry loss model	Estimated losses:	$0	$99.54	Increase
			Estimated Premium Earned:	$0.35 - $0.50 MM

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

MM - units of figures presented are in millions

Note 8 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position and performance. The Diplomat Fund invested in futures contracts during the year ended October 31, 2023.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments, as of October 31, 2023, by risk category are as follows:

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The Ambassador Fund
	Asset Derivatives		Liability Derivatives
Derivatives designated as hedging instruments	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Foreign Exchange Contract	Unrealized appreciation on forward foreign currency exchange contracts	$171,552	Unrealized depreciation on forward foreign currency exchange contracts	$-

The Diplomat Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Interest rate contracts	Unrealized appreciation on open futures contracts*	$75,938	Unrealized depreciation on open futures contracts*	$-

*Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Variation margin is presented on the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statements of Operations for the year ended October 31, 2023, are as follows:

The Diplomat Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Futures Contracts
Interest rate contracts	$407,703

The Ambassador Fund
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statements of Operations
Derivatives designated as hedging instruments	Forward Contracts
Foreign exchange contracts	$171,552

The Diplomat Fund
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statements of Operations
Derivatives not designated as hedging instruments	Futures Contracts
Interest rate contracts	$60,688

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The average quarterly volume of derivative instruments held by the Funds during the year ended October 31, 2023 are as follows:

The Ambassador Fund
Forward Contracts
Foreign exchange contracts	Notional Value	$(2,456,569)

The Diplomat Fund
Futures Contracts
Interest rate contracts	Notional Value	$(6,742,434)

Note 9 – Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Funds on October 31, 2023 is as follows:

The Ambassador Fund
Security	Initial Acquisition Date	Amount or Units	Amortized Cost	Fair Value	% of Net Assets
Consulate Re 2023-1A 3.792%, 1/5/2024	1/3/2023	3,400,000	$3,396,874	$3,396,940	2.6%
Consulate Re 2023-2A 5.166%, 6/5/2024	6/1/2023	5,000,000	4,964,646	4,964,500	3.9%

Note 10 – Borrowings

The Ambassador Fund and The Diplomat Fund each entered into a 30-day term reverse repurchase agreement amounting to the lesser of 10% of the Fund's assets or $20,000,000 with UMB Bank, N.A. on March 21, 2022 and September 14, 2022, respectively. The Diplomat Fund did not renew the agreement upon its anniversary on September 14, 2023. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of the Fund. The Funds are charged interest for borrowing under this agreement. The interest is calculated using the Federal Funds Target Range - Upper Limit (FFTRU) plus 100 basis points for The Ambassador Fund and 50 basis points for The Diplomat Fund. There is an annual commitment fee payable by each Fund, calculated of 0.25% on the $20,000,000 or $50,000 per annum. The commitment fees for the year ended October 31, 2023, are disclosed in the Statements of Operations. During the year ended October 31, 2023, both Funds did not borrow from the reverse repurchase agreement.

The Ambassador Fund has entered into a separate borrowing agreement (“Agreement”) of $30,000,000 with UMB Bank, N.A. The purpose of this Agreement is to provide financing for investment purposes. The Fund’s total borrowings, including borrowings under its reverse repurchase agreement, may not exceed one-third of the value of its total assets or $30,000,000, whichever is less. The Fund is charged interest for borrowing under this Agreement. The interest is calculated using the Federal Funds Target Range – Upper Limit (FFTRU) plus 50 basis points. Interest expense for the year ended October 31, 2023 is disclosed in the Statement of Operations. The borrowing activity for the year ended October 31, 2023, was as follows:

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

The Ambassador Fund
Maximum available credit	$30,000,000
Largest amount outstanding on an individual day	23,000,000
Average daily loan outstanding	15,279,412
Borrowed amounts outstanding as of October 31, 2023	-
Average interest rate when in use	5.37%

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of October 31, 2023, beneficial ownership in excess of 25% is as follows:

Fund	Beneficial Owner	% of Outstanding Shares
The Ambassador Fund	Charles Schwab & Co., Inc.	49.77%
The Ambassador Fund	National Financial Services, LLC	47.08%
The Diplomat Fund	Charles Schwab & Co., Inc.	31.93%
The Diplomat Fund	National Financial Services, LLC	68.07%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Note 13 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds have adopted procedures in accordance with Rule 2a-5.

In March 2020, FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 14 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Effective November 1, 2023, Tangency Capital Investment Advisory Ltd. no longer serves as The Ambassador Fund’s Sub-Advisor.

The Funds declared the payment of distributions to be paid, on December 7, 2023, to shareholders of record on December 6, 2023 as follows:

	Income	Short Term Capital Gain	Long Term Capital Gain
The Ambassador Fund	$0.2496	$0.0175	$-
The Diplomat Fund	0.0744	0.1789	0.2676

Embassy Asset Management Funds

NOTES TO FINANCIAL STATEMENTS - Continued

October 31, 2023

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Embassy Asset Management Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Ambassador Fund and The Diplomat Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of October 31, 2023, the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
The Ambassador Fund	For the year ended October 31, 2023	For the year ended October 31, 2023	For the year end October 31, 2023 and for the period December 29, 2021 (commencement of operations) through October 31, 2022	For the year ended October 31, 2023 and for the period December 29, 2021 (commencement of operations) through October 31, 2022
The Diplomat Fund	For the year ended October 31, 2023	N/A	For the year ended October 31, 2023 and for the period September 13, 2022 (commencement of operations) through October 31, 2022	For the year ended October 31, 2023 and for the period September 13, 2022 (commencement of operations) through October 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 29, 2023

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (877) 771-7731. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	2	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	2	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	2	FPA Funds Trust, a registered investment company (includes 6 portfolios), Source Capital, Inc., a closed-end investment company.
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	2	Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, and Pender Real Estate Credit Fund, each a closed-end investment company.

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	Since January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	2	None.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 49 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on October 25, 2023, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Embassy Asset Management LP (the “Investment Advisor”) with respect to The Ambassador Fund (the “Ambassador Fund”) and The Diplomat Fund (the “Diplomat Fund” and together with the Ambassador Fund, the “Funds”) series of the Trust for an additional one-year term from when it otherwise would expire.

At the same meeting, the Board and the Independent Trustees also reviewed and unanimously approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and RichBrook Advisors, LP (the “Sub-Advisor”) with respect to the Diplomat Fund, for an additional one-year term from when it otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.”

In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with each Fund; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended July 31, 2023; reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Embassy Asset Management LP

Nature, Extent, and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

●	The Ambassador Fund’s total return for the one-year period was above the Peer Group and Intermediate Core-Plus Bond Fund Universe median returns, but below the Swiss re Global Cat Bond Index return by 2.87%. The Trustees considered the Investment Advisor’s assertion that the Fund became a “Qualified Institutional Buyer” in April 2023, which allowed it to invest fully in catastrophe bonds, and that the Fund’s underperformance relative to the Index was due to the Fund not being fully invested in catastrophe bonds for the entire one-year period. The Trustees also observed that the Fund’s volatility of returns, as measured by its standard deviation; its risk-adjusted returns, as measured by its Sharpe ratio; its downside volatility, as measured by its Morningstar risk score; and its risk-adjusted returns relative to the benchmark, as measured by its information ratio, ranked it in the first quartile of the funds (which is the most favorable) in the Peer Group and Fund Universe for the one-year period.

●	The Diplomat Fund’s total return for the period since inception (September 13, 2022) was above the Peer Group and Systematic Trend Fund Universe median returns and the ICE U.S. Treasury 7-10 Year Bond Index return.

The Board considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board noted that the Investment Advisor has entered into personnel-sharing arrangements with Embassy Services Bermuda, which is a wholly-owned subsidiary of the Advisor; that pursuant to the personnel-sharing arrangements, certain employees of Embassy Services Bermuda, as a “participating affiliate,” serve as “associated persons” of the Advisor, and, in this capacity, are subject to the oversight of the Investment Advisor and its Chief Compliance Officer and that these associated persons may, on behalf of the Investment Advisor, provide discretionary investment management services (including portfolio management and trading services), research and related services to the Ambassador Fund in accordance with its investment objective, policies and limitations; and that the personnel-sharing arrangements are based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions.

The Board also considered the respective roles of the Investment Advisor and the Sub-Advisor with respect to the Diplomat Fund, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The Ambassador Fund’s annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and the Intermediate Core-Plus Bond Fund Universe medians by 0.80%. The Trustees considered the Investment Advisor’s assertion that the Fund’s advisory fee is lower than the advisory fee of the fund that the Investment Advisor considers to be most comparable to the Fund. The Trustees also considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor.

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Ambassador Fund (net of fee waivers) for the Fund’s most recent fiscal yere were higher than the Peer Group and Fund Universe medians by 0.90% and 0.92%, respectively. The Trustees noted, however, that the average net assets of the Fund were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered the Investment Advisor’s assertion that the Fund is currently the least expensive open-end mutual fund that primarily invests in catastrophe bonds.

●	The Diplomat Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group and Fund Universe medians. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee of the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Diplomat Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor by each Fund under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Profitability, Benefits to the Investment Advisor, and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended July 31, 2023, noting that the Investment Advisor had waived its entire advisory fee and subsidized certain of the operating expenses for the Diplomat Fund, had waived a significant portion of its advisory fee for the Ambassador Fund, and had not realized a profit with respect to either Fund.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Ambassador Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of the Investment Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow.

RichBrook Advisors, LP

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Diplomat Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Diplomat Fund. The Board noted that the Sub-Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Sub-Advisor. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Diplomat Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, the intangible benefits of the Sub-Advisor’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of each Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement with respect to the Funds, as applicable.

Embassy Asset Management Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on October 25, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

The Ambassador Fund – Reporting period August 1, 2022 – July 31, 2023

The Diplomat Fund - Reporting period September 13, 2022* - July 31, 2023

The Board has appointed Embassy Asset Management LP, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Programs. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Programs, and any material changes to it for the periods detailed above (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Programs’ liquidity classification methodology for categorizing the Fund’s investments;
●	An overview of market liquidity for the Fund during the Program Reporting Period;
●	The Funds’ ability to meet redemption requests;
●	The Funds’ cash management;
●	The Funds’ borrowing activity, if any, in order to meet redemption requests;
●	The Funds’ compliance with the 15% limit of illiquid investments; and
●	The Funds’ status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

*	Inception date.

Embassy Asset Management Funds

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2023 (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from  May 1, 2023 to October 31, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Ambassador Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/23	10/31/23	5/1/23 – 10/31/23
Actual Performance	$1,000.00	$1,075.90	$7.61
Hypothetical (5% annual return before expenses)	1,000.00	1,017.87	7.40

*	Expenses are equal to the Fund's annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

The Diplomat Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/23	10/31/23	5/1/23 – 10/31/23
Actual Performance	$1,000.00	$942.30	$4.91
Hypothetical (5% annual return before expenses)	1,000.00	1,020.15	5.10

*	Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

FUND INFORMATION

	TICKER	CUSIP
The Ambassador Fund	EMPIX	46141T 133
The Diplomat Fund	EMWIX	46144X 578

Privacy Principles of Embassy Asset Management Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of Embassy Asset Management Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities are available without charge, upon request, by calling the Funds at (877) 771-7731 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 771-7731 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (877) 771-7731.

Embassy Asset Management Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 771-7731

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-771-7731.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$27,000	$25,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/09/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/09/2024